United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Company ☒

File by a party other than the Company ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

Tredegar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Company)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the file fee is calculated and state how it was determined):

4.	Proposed aggregate offering price:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Vote by Internet • Go to www.envisionreports.com/TG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Tredegar Corporation Annual Shareholder Meeting to be Held on Wednesday, May 2, 2018  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the proxy materials and vote online or to request a copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at:   www.envisionreports.com/TG  When you go online to view the proxy materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/TG to view the proxy materials. Step 2: Click on the icon on the right to view current proxy materials. Step 3: Return to the www.envisionreports.com/TG window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.  When you go online, you can also help the environment by consenting to receive electronic delivery of future meeting materials. a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 25, 2018 to facilitate timely delivery. 2 N O T

Tredegar Corporation’s Annual Meeting of Shareholders will be held on Wednesday, May 2, 2018, at the Jepson Alumni Center of the University of Richmond, 49 Crenshaw Way, Richmond, Virginia 23173, at 9:00 a.m., Eastern Daylight Time  Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.  The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3 and every THREE YEARS for Proposal 4: 1.Election of Directors: 01 - George C. Freeman, III, 02 - John D. Gottwald, 03 - William M. Gottwald, 04 - Kenneth R. Newsome, 05 - Gregory A. Pratt, 06 - Thomas G. Snead, Jr., 07 - John M. Steitz, 08 - Carl E. Tack, III 2.Approval of the Tredegar Corporation 2018 Equity Incentive Plan. 3.Advisory vote to Approve Named Executive Officer Compensation. 4.Advisory vote on Frequency of the Vote on Named Executive Officer Compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.  Directions to Tredegar Corporation’s Annual Meeting of Shareholders can be found at https://events.richmond.edu/jepson-alumni-center/directions.html  Here’s how to order a copy of the proxy materials and select a future delivery preference:  Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.  Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.  Internet – Go to www.envisionreports.com/TG. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current proxy materials and submit your preference for email or paper delivery of the proxy materials for future meetings. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy of the proxy materials for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Tredegar Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy of the proxy materials for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 25, 2018.